File No. 33-84546

                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933


                                                                January 14, 2009


                    Pioneer Real Estate Shares VCT Portfolio

                          Supplement to the May 1, 2008
                    Class I and Class II Shares Prospectuses


Effective January 1, 2009, the portfolio's investment subadviser, AEW Management and Advisors, L.P., combined its business into its immediate parent company, AEW Capital Management, L.P. In connection with the reorganization, AEW Capital Management, L.P. acquired all of the assets and operations of AEW Management and Advisors, L.P., and AEW Capital Management, L.P. became the portfolio's subadviser. Accordingly, all references in the prospectus to AEW Management and Advisors, L.P. are hereby deleted and replaced with AEW Capital Management, L.P. The reorganization did not result in any change in portfolio management for the portfolio or any change in the portfolio's operations.

















                                                                   22710-00-0109
                                        (C) 2009 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC